John Iannone Senior Vice President, Investor & Public Relations 304-905-7021 Investor Presentation (Q4 2021) (WSBC financials as of the three months ended 30 September 2021)

Forward-Looking Statements and Non-GAAP Financial Measures 1 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2020 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

2 Evolving Regional Financial Services Institution Strong market presence across legacy and major metropolitan markets Balanced loan and deposit distribution across diverse regional footprint Diversified revenue generation engines supported by unique long-term advantages Well-executed long-term growth strategies Note: loan and deposit data as of 9/30/2021 (loans exclude Small Business Administration’s Paycheck Protection Program (“SBA PPP”) loans); location data as of 11/1/2021; market share based on 2021 state deposit rankings (except Pittsburgh which is MSA) (exclusions: Pittsburgh MSA – BNY Mellon, TriState Capital) (source: S&P Global Market Intelligence) Broad and Balanced Market Distribution Strong Market Presence in Major Markets Wheeling Pittsburgh Columbus Dayton Cincinnati Louisville Frankfort Lexington Fort Knox Huntington Charleston Morgantown Washington D.C. Baltimore Lexington Park Indianapolis #12 in MD #15 in OH #11 in KY #3 in WV #10 Pgh MSA

3 Investment Rationale Balanced loan and deposit distribution across footprint Diversified earnings streams built for long-term success, led by century-old, $5.5B trust and wealth management business Strong presence in economically diverse, major markets supported by positive demographic trends Robust legacy deposit base provides pricing advantage Balanced and Diversified with Unique Long-Term Advantages Distinct and Well-Executed Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Emphasis on digital capabilities and customer service to ensure relationship value that meets customer needs efficiently and effectively Established lending and wealth management teams Focus on positive operating leverage built upon a culture of expense management, enhanced by consolidated back-office functions in lower cost markets Well-capitalized with solid liquidity and strong credit quality and regulatory compliance Seven consecutive “outstanding” CRA ratings since 2003 Critical, long-term focus on shareholder return through earnings growth and effective capital management Note: trust assets under management as of 9/30/2021

Strategies for Long-Term Success

5 Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance Diversified Loan Portfolio with C&I and Home Lending Focus Long History of Strong Wealth Management Capabilities Digital Banking Service Strategies & Core Deposit Advantage Franchise-Enhancing Expansion within Contiguous Markets

6 Diversified Loan Portfolio Focus on strategic diversification, growth, and credit quality Balance disciplined loan origination with prudent lending standards Focus on C&I and home equity lending Key offerings include treasury management, foreign exchange, cyber security, and lockbox services Strong residential mortgage program $9.9 Billion Loan Portfolio Note: loan and deposit data as of quarter ending 9/30/2021 Average loans to average deposits ratio of 75.46% provides opportunity for continued loan growth Low cost of deposits provides a competitive advantage in the typical higher cost Mid-Atlantic market Manageable lending exposures De-emphasized consumer and several CRE categories in recent years

Strong Wealth Management Capabilities

Trust & Investments

- $5.5B of trust and mutual fund assets under management
- 6,500+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion opportunities in KY, IN, and the Mid-Atlantic
- *WesMark Funds* – six proprietary funds across equities, bonds, and tactical assets



Trust Assets
(Market Value as of 12/31) ($B)
$ 2.3
$ 2.4
$ 3.2
$ 4.3
$ 5.5
CAGR
4.7%
2002
2008
2012
2018
2021
9/30

Insurance

- Personal, commercial, title, health, and life
- Expand title business in all markets
- Applied quotation software utilization (personal)
- Third-party administrator (TPA) services for small business healthcare plans

WesBanco

WEALTH MANAGEMENT

Securities Brokerage

- Securities investment sales
- Licensed banker program
- Investment advisory services
- Regional player/coach program
- Expand external business development opportunities
- Expansion opportunities in KY, IN, and Mid-Atlantic



Private Banking Loans and Deposits
(as of 12/31) ($MM)
$100
$270
$540
$770
$980
CAGR
34%
2013
2015
2017
2019
2021
9/30
Loans
Deposits

Private Banking

- $1.0B in private banking loans and deposits
- 3,550+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion opportunities in KY, IN, and Mid-Atlantic

Note: assets, loans, deposits, and clients as of 9/30/2021; chart financials as of 12/31 unless otherwise stated

7

Digital Platforms Drive Engagement & Efficiency


Cloud Based and Open Architecture
Data Management and Analytics
Customer Centricity
Continuous Integration and Delivery
Unified Payments Infrastructure
100% Digital and Omni-Channel

- Digital banking utilization
  - ~70% of retail customers utilize online digital banking services
  - ~4.3 million web and mobile logins per month
    - Mobile ~50% of total, with an average of 17 monthly logins per customer
  - Mobile wallet & mobile deposits increased ~60% & ~15% YoY, respectively
  - Zelle® utilized as a payment service beginning August 2021
- Digital acquisition
  - ~50% of residential mortgage applications submitted via online portal
  - ~150 deposit accounts opened per month
  - WesBanco Insurance Services launched white-label insurance capabilities with a web-based term-life insurance platform, and a fully-integrated digital property & casualty insurance for consumers and small businesses
- Core banking software system upgrade completed August 2, 2021
  - Omni-channel presence – real-time account activity across all channels
  - Improved customer service through reduced manual activities
  - More efficient processing cost structure
- Cloud-based architecture utilization
  - Early adoption to leverage modernized data and application platforms, combined with significant expense and performance benefits
  - Actively harnessing advanced artificial intelligence (AI) and robotic process automation (RPA) technologies to automate business processes

Note: digital statistics as of 3Q2021 year-to-date ("YTD"); online residential mortgage applications and deposit account opening capabilities launched July 2019; WesBanco Insurance Services online term-life and P&C insurance capabilities launched November 2020 and January 2021, respectively

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9 Benefits of Core Deposit Funding Advantage Robust legacy deposit base, enhanced by shale energy-related royalties, provides funding advantage in Mid-Atlantic market Reflecting the significantly lower interest rate environment, aggressively reduced deposit rates since March 2020 During the last five years: Total deposits (excluding CDs) have grown organically at a 10% CAGR Total demand deposits have grown organically at a 13% CAGR to represent ~58% of total deposits Note: text reflects period-end data and pie charts reflect quarterly averages; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Global Market Intelligence (as of 11/2/2021) and represent simple averages Avg Deposits as of 9/30/2021 Funding Cost Interest-Bearing = 0.14% Total Deposits = 0.09% [Peer Average Total Deposit Cost = 0.15%] Avg Deposits as of 9/30/2020 Funding Cost Interest-Bearing = 0.26% Total Deposits = 0.18% [Peer Average Total Deposit Cost = 0.32%] Avg Deposits as of 9/30/2016 Funding Cost Interest-Bearing = 0.32% Total Deposits = 0.25% [Peer Average Total Deposit Cost = 0.30%] Total DD 47% Total DD 55% Total DD 58%

10 Franchise Expansion Targeted acquisitions in existing markets and new higher-growth metro areas Long-term focus on appropriate capital management to enhance shareholder value Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank-oriented, value-based approach to our markets History of successful acquisitions that have improved earnings Contiguous Markets Radius Franchise-Enhancing Acquisitions OLBK: announced Jul-19; closed Nov-19 FFKT: announced Apr-18; closed Aug-18 FTSB: announced Nov-17; closed Apr-18 YCB: announced May-16; closed Sep-16 ESB: announced Oct-14; closed Feb-15 FSBI: announced Jul-12; closed Nov-12 AmTrust: announced Jan-09; closed Mar-09 OAKF: announced Jul-07; closed Nov-07 Note: AmTrust was an acquisition of five branches YCB FFKT FTSB OAKF ESB & FSBI OLBK AmTrust branches

11 Focus on Enhancing Shareholder Value Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value Note: financial data as of 12/31; current data as of 9/30/2021 YTD; balance sheet data as of period ends; Efficiency Ratio presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix 9/30 YTD

Strong legacy of credit and risk management and regulatory compliance Based upon conservative underwriting standards and approval processes supported by centralized back-office and loan funding functions Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas Enhanced compliance and risk management system and testing platform Strong and scalable BSA/AML function Examined by CFPB for consumer compliance supervision Seven consecutive “outstanding” CRA ratings since 2003 Strong regulatory capital ratios significantly above regulatory requirements, and high tangible common equity (TCE) levels Strong Risk Management and Capital Position 12 Tier 1 Risk-Based Capital Ratio Tier 1 Leverage Capital Ratio Note: capital ratios enhanced by August 2020 issuance of $150MM of preferred stock; effective 4Q2019, as required by the Dodd-Frank Act for financial institutions with total assets >$15B, Tier 1 Capital Ratios negatively impacted by the movement of ~$130MM of TruPS from Tier 1 to Tier 2 risk-based capital; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Global Market Intelligence (as of 11/2/2021) and represent simple averages memo Well-Capitalized 8.0% Required 6.0% memo Well-Capitalized 5.0% Required 4.0%

13 Recent Successes and Accolades For the second consecutive year, named to Newsweek magazine's ranking of America's Best Banks, recognizing those banks that best serve their customers needs, as well as being named the Best Big Bank in the state of West Virginia Based 100% on customer satisfaction and consumer feedback, WesBanco Bank was named, for the third year in a row, one of the World’s Best Banks in an independent ranking by a leading financial magazine WesBanco Bank Community Development Corporation received a 2021 Community Commitment Award from the American Bankers Association Foundation for the strong performance and outreach of its New Markets Loan Program WesBanco Bank received the America Saves Designation of Savings Excellence for Banks, a designation from America Saves For the 11th time since the list’s inception in 2010, WesBanco Bank was named to the Forbes list of the Best Banks in America – coming in as the 12th best bank Bauer Financial again awarded WesBanco their highest rating as a “five-star” bank The Central Ohio market of WesBanco Bank was awarded a “Top Workplaces” honor by Columbus C.E.O. magazine for the sixth consecutive year The FDIC awarded WesBanco Bank it’s 7th consecutive composite “Outstanding” rating for its most recent CRA performance Kroll Bond Rating Agency affirmed senior unsecured debt ratings of BBB+ to WesBanco, Inc. and A- to WesBanco Bank, Inc., and upgraded the outlook to “Positive” for all ratings Note: Kroll Bond Rating Agency rating affirmation announced 8/4/2021

Financial Overview

Q3 2021 Financial and Operational Highlights 15 Note: financial and operational highlights during the quarter ended September 30, 2021 (1) Non-GAAP measure – please see reconciliation in appendix; includes $2.6 million of pre-tax settlement costs with respect to the pending resolution of a lawsuit Solid pre-tax, pre-provision income Includes $2.6 million of pre-tax settlement costs with respect to the pending resolution of a lawsuit Continued emphasis on expense management Strong deposit growth, excluding certificates of deposit, driven by growth in demand deposits Key credit quality metrics remained at low levels and favorable to peer bank averages WesBanco is well-capitalized with solid liquidity and a strong balance sheet Approximately 2.1 million shares of WesBanco common stock repurchased during the quarter Again named to Newsweek magazine’s ranking of “America’s Best Banks”, recognizing those banks that best serve their customers’ needs Completed core banking software system conversion, which, among other benefits, provides enhanced digital capabilities Pre-Tax, Pre-Provision Income(1) $57.8 million Net Income Available to Common Shareholders and Diluted EPS(1) $45.4 million; $0.70/diluted share YTD Efficiency Ratio(1) 57.04% Deposit Growth (x-CDs) +15.0% YoY Non-Performing Assets to Total Assets 0.24% YTD Annualized Net Loan Charge-offs to Average Loans 0.01%

Q3 2021 Total Portfolio Loans ($MM)



$10,990
($940)
($1,611)
$1,341
$134
$9,913
Comm'l Avg Payoff Yield 3.86%
Comm'l Avg New Yield 3.20%
Total Loan Growth = (9.8%)
Total Loan Growth (x-PPP) = (4.9%)
09/30/20
SBA PPP
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
09/30/21



$10,357
($278)
($639)
$451
$22
$9,913
Comm'l Avg Payoff Yield 3.60%
Comm'l Avg New Yield 2.99%
Total Loan Growth = (4.3%) (un-annualized)
Total Loan Growth = (1.8%) (x-PPP) (un-annualized)
06/30/21
SBA PPP
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
09/30/21

- ~3,190 SBA PPP loans remaining total ~$272 million (as of 9/30/2021)
  - During Q3 2021, ~3,080 customers applied for and received forgiveness of their SBA PPP loans totaling $278 million
- Continued commercial real estate pay-offs via an aggressive secondary market negatively impacted total loan growth by approximately two percentage points
  - Q3 2021 pay-offs totaled ~$260 million, and ~$630 million year-to-date
- C&I loans (x-SBA PPP) continue to be influenced by excess customer liquidity and supply chain and labor constraints

Note: commercial loan average payoff and new yields exclude loans funded through the Small Business Administration's Paycheck Protection Program ("SBA PPP"), as established by the CARES Act

16

Q3 2021 Net Interest Margin (NIM) 17 NIM negatively impacted by the lower interest rate environment, and a shift to a higher level of securities as a percentage of total assets As a result of higher cash balances, 9/30/2021 investment securities increased $1.1 billion year-over-year, to represent ~23% of total assets Reflecting the continued low interest rate environment, focused on controlling funding costs Reduced all posted deposit rates throughout the past year, which helped to lower Q3 2021 deposit funding costs to 14bp, or, when including non-interest bearing deposits, 9bp Reduced average FHLB borrowings to $0.3 billion, with remaining average life of less than one year, which lowered the cost of these borrowings 20bp from Q2 2021 Note: commercial loan portfolio index mix excludes SBA PPP loans

Q3 2021 Non-Interest Income 18 Trust fees increased primarily from net organic growth in trust assets under management ($5.5 billion) Electronic banking fees increased primarily due to our transition to adjusted settlement processes of a new third-party digital banking service provider Mortgage banking income decreased due to efforts to keep more 1-to-4 family residential mortgages on the balance sheet Mortgage originations of $382 million remained strong during Q3 2021, while the amount sold into the secondary market decreased to 40% Other income decreased year-over-year due to lower loan swap-related income and the sale of the debit card sponsorship business earlier this year Note: OREO = other real estate owned

Q3 2021 Non-Interest Expense 19 Total operating expenses remained well-controlled Year-to-date efficiency ratio 57.04% Other operating expenses includes $2.6 million of settlement costs with respect to the pending resolution of a lawsuit during Q3 2021 Salaries and wages increased due to higher incentive compensation expense from better business growth and financial performance (compared to pandemic-impacted 2020), more than offsetting lower salary expense due to lower FTEs Equipment and software increased due to larger asset size, increased usage of digital banking services, and SBA PPP loan forgiveness expense Marketing is higher from product advertising and brand awareness campaigns that were delayed from 2020 due to the pandemic

20 Comparable Operating Metrics Disciplined execution upon growth strategies providing strong performance compared to all U.S. banks with total assets from $10B to 25B (note: 2020 comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Note: financial data as of 12/31 YTD; current data as of 9/30/2021 YTD; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Global Market Intelligence (as of 11/2/2021) and represent simple averages (ROATE & ROAA are S&P calculations; Efficiency & NIM are company-reported); Efficiency & NIM presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix Efficiency Ratio Return on Average Assets Return on Average Tangible Equity Net Interest Margin

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (YTD annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to 25B (note: 2020 ACL comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Solid Legacy of Credit Quality 21 Note: financial data as of quarter ending 12/31; current year data as of 9/30/2021; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Global Market Intelligence (as of 11/2/2021) and represent simple averages [note: due to lack of 9/30/2021 data, the 9/30/2021 peer average for Criticized & Classified Loans is based on 9/30/2021 and 6/30/2021 data, as appropriate]

Returning Value to Shareholders

- Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management

- Capital management strategy: dividends, share repurchases, acquisitions
  - Q3 2021 dividend yield 3.7%, compared to 2.4% for bank group
  - Purchased approximately 2.1 million shares of WesBanco common stock on the open market during Q3 2021
    - ~2.96 million shares remained for repurchase (as of 9/30/2021) (1)

Quarterly Dividend per Share ($)



+136%
$ 0.14
$ 0.33
4Q10
3Q21

Tangible Book Value per Share ($)



+86%
$ 12.09
$ 22.51
4Q10
3Q21

Note: dividend through August 2021 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs and including impact from adoption of the Current Expected Credit Losses ("CECL") accounting standard; WSBC dividend yield based upon 11/1/2021 closing stock price of $35.31; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Global Market Intelligence (as of 11/2/2021) and represent simple averages

(1) Under the existing share repurchase authorization that was approved on August 26, 2021 by WesBanco's Board of Directors

22

Appendix

Q3 2021 Key Metrics 24 Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses Q3 2021 non-interest expense includes $2.6 million of pre-tax settlement costs with respect to the pending resolution of a lawsuit, excluding these costs Q3 2021 efficiency ratio would have been 58.77%

The decrease in the allowance was primarily driven by improvements in the COVID-19 pandemic related adjustments and macroeconomic forecast These improvements resulted in a negative provision for credit losses of $1.7 million Allowance coverage ratio of 1.38%, or, excluding SBA PPP loans, 1.42% Excludes fair market value adjustments on previously acquired loans representing 0.29% of total portfolio loans Q3 2021 Current Expected Credit Loss (CECL) 25 Note: ACL at 9/30/2021 excludes off-balance sheet credit exposures of $7.3 million

Reconciliation: Efficiency Ratio 26 Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios 27

Reconciliation: Net Income, EPS & Tangible Book Value per Share 28 Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC

29 Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018 Reconciliation: Return on Average Assets

30 (1) amortization of intangibles tax effected at 21% for 2018 forward, and 35% for all prior periods Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016 Reconciliation: Return on Average Tangible Equity